September 28, 2010

Summary Prospectus

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. | Investor, Institutional and Class R Shares

Fund	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.	MDDUX	MBDUX	MFDUX	MADUX	MRDUX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 28, 2010, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock Short-Term Bond Fund

Investment Objective

The investment objective of the BlackRock Short-Term Bond Fund (the “Fund”) is to seek to maximize total return, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 21 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-66 of the Fund’s statement of additional information.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional	Class R
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares

Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)	2.25%	None	None	None	None

Maximum Deferred Sales Charge (Load)
(as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	4.00%[2]	1.00%[3]	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor A	Investor B	Investor C	Institutional	Class R
percentage of the value of your investment)[4]	Shares	Shares	Shares	Shares	Shares

Management Fee[4]	0.21%	0.21%	0.21%	0.21%	0.21%

Distribution and/or Service (12b-1) Fees	0.25%	0.90%	1.00%	None	0.50%

Other Expenses	0.77%	0.80%	0.79%	0.72%	0.90%
Administration Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Interest Expense	0.17%	0.17%	0.17%	0.17%	0.17%
Miscellaneous Other Expenses	0.35%	0.38%	0.37%	0.30%	0.48%

Total Annual Fund Operating Expenses	1.23%	1.91%	2.00%	0.93%	1.61%

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $500,000 or more.

[2]	The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

[4]	The fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Fund’s share of the allocated expenses of the Short-Term Bond Master Portfolio (the “Master Portfolio”) of Short-Term Bond Master LLC. Management Fees are paid by the Master Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$347	$607	$ 885	$1,680

Investor B Shares	$594	$900	$1,232	$2,233

Investor C Shares	$303	$627	$1,078	$2,327

Institutional Shares	$ 95	$296	$ 515	$1,143

Class R Shares	$164	$508	$ 876	$1,911

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$194	$600	$1,032	$2,233

Investor C Shares	$203	$627	$1,078	$2,327

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is a “feeder” fund that invest all of its assets in a “master” portfolio, the Short-Term Bond Master Portfolio of Short-Term Bond Master LLC (the “Master LLC”), that has the same investment objective and strategies as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, this Prospectus uses the term “Fund” to include the Master Portfolio.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that permit the Fund to maintain a portfolio duration of one to three years. The Fund invests in a diversified portfolio of securities of different maturities, including U.S. government securities, U.S. government agency securities, securities issued by U.S. government-sponsored enterprises and U.S. government instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, preferred stocks and bonds that are convertible into stocks. The Fund will invest at least 70% of its net assets in securities rated at least A or, if short-term, the second highest quality rating, by at least one of the major rating agencies, or in unrated securities considered by Fund management to be of comparable quality. The Fund may invest up to 30% of its net assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities (or in unrated securities considered by Fund management to be of comparable quality), and up to 10% of its net assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the securities (or in unrated securities considered by Fund management to be of comparable quality) but none rated below B. The Fund may invest up to 25% of its assets in foreign securities. The Fund may actively and frequently trade its portfolio securities.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

    The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

    The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments

  High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

  Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

  U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. For periods prior to October 6, 2000, the bar chart and table are based upon performance of the Institutional Shares of another feeder fund, which was the predecessor of the Fund, adjusted for the distribution and service (12b-1) fees applicable to each respective Share class. Prior to the Investor C and Class R inception date of October 2, 2006 and January 3, 2003, respectively, the returns for Investor C and Class R Shares are based on the performance of the Fund’s Institutional Shares, which commenced operations on October 6, 2000. For the remainder of the 10-year period prior to October 6, 2000, the returns for Investor C and Class R Shares are based on the performance of the Mercury Low Duration Fund Class I Shares. The returns for Investor C and Class R Shares, however, reflect the distribution and service (12b-1) fees applicable to Investor C and Class R Shares, respectively. The table compares the Fund’s performance to that of the BofA Merrill Lynch 1-3 Year Corporate & Government Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Short-Term Bond Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.13% (quarter ended June 30, 2009) and the lowest return for a quarter was –5.04% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2010 was 3.30%.

As of 12/31/09
Average Annual Total Returns	1 Year	5 Years	10 Years

BlackRock Short-Term Bond Fund — Investor A
Return Before Taxes	10.22%	2.20%	3.32%
Return After Taxes on Distributions	8.89%	0.92%	1.88%
Return After Taxes on Distributions and Sale of Shares	6.60%	1.12%	1.96%

BlackRock Short-Term Bond Fund — Investor B
Return Before Taxes	8.01%	1.62%	2.87%

BlackRock Short-Term Bond Fund — Investor C
Return Before Taxes	10.93%	1.81%	2.75%

BlackRock Short-Term Bond Fund — Institutional
Return Before Taxes	13.08%	2.96%	3.84%

BlackRock Short-Term Bond Fund — Class R
Return Before Taxes	12.28%	2.34%	3.34%

BofA Merrill Lynch 1-3 Year Corporate & Government Index
(Reflects no deduction for fees, expenses or taxes)	3.84%	4.27%	4.80%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Financial Management, Inc. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

	Portfolio Manager
Name	of the Fund Since	Title

Stuart Spodek	2007	Managing Director of BlackRock, Inc.

Thomas F. Musmanno, CFA	2008	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor A and
	Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares

Minimum Initial Investment	$1,000 for all accounts except: $250 for certain fee-based programs. $100 for retirement plans. $50, if establishing Automatic Investment Plan (“AIP”).	Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts

Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated September 28, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-10053 © BlackRock Advisors, LLC SPRO-STB-0910